UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.        )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NANO DIMENSION LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED JUNE 5, 2026

NANO DIMENSION LTD.
60 Tower Road
Waltham, MA 02451

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Notice is hereby given that an Extraordinary General Meeting of Shareholders (including any postponements, reschedulings or continuations thereof, the “Meeting”) of Nano Dimension Ltd. (the “Company”, “our”, “we” or “us”) will be held at                                         , on                     , 2026, at 5:00 p.m., Israel time (10:00 a.m. EST).

On May 21, 2026, Murchinson Ltd., Nomis Bay Ltd., BPY Limited, Boothbay Diversified Alpha Master Fund, LP, Boothbay Absolute Return Strategies, LP, and Oramed Pharmaceuticals Inc. (collectively, the “Proposing Shareholders”) demanded (the “Demand”) that the Company’s board of directors (the “Board of Directors” or the “Board”) call an extraordinary general meeting of the shareholders of the Company in accordance with Section 63(b)(2) of the Israeli Companies Law, 5759-1999 (the “Companies Law”), Regulation 7A of the Companies Regulations (Relief for Companies whose Shares are listed on a Stock Exchange Outside of Israel), 2000 (the “Regulations”), and Article 25 of the Company’s Amended and Restated Articles of Association (the “Articles”).

The agenda of the Meeting will be as follows:

Proposal Presented by the Company’s Board of Directors:

(1)	To approve on a non-binding advisory basis a resolution regarding the continuation of the Company’s strategic alternatives review process (“Proposal No. 1”);

Our Board of Directors recommends that you vote FOR Proposal No. 1.

Proposals Presented by the Proposing Shareholders:

(2)	To approve the Proposing Shareholders’ proposal to amend Article 39 of the Articles (“Proposal No. 2”);

Our Board of Directors recommends that you vote FOR Proposal No. 2.

(3)	To approve the Proposing Shareholders’ proposal to add a new Article 71 to the Articles (“Proposal No. 3”);

Our Board of Directors recommends that you vote AGAINST Proposal No. 3.

(4)	To approve the Proposing Shareholders’ proposal to add a new Article 72 to the Articles (“Proposal No. 4”);

Our Board of Directors recommends that you vote AGAINST Proposal No. 4.

(5)	To approve the Proposing Shareholders’ proposal to remove three (3) of the Company’s directors from the Company’s Board (“Proposal No. 5”);

Our Board of Directors recommends that you vote AGAINST Proposal No. 5.

(6)	Subject to the approval of Proposal No. 5, to approve the Proposing Shareholders’ proposal to elect three (3) new directors to fill three (3) of the resulting vacancies (“Proposal No. 6”).

Our Board of Directors recommends that you vote AGAINST Proposal No. 6.

These proposals are described in detail in the enclosed proxy statement, which we urge you to read in its entirety. Your vote will be especially important at the Meeting. As noted above, we do not endorse the Proposing Shareholders’ proposal to remove the directors of our Company in Proposal No. 5 or the election of any of the Proposing Shareholders’ nominees as directors (the “Proposing Shareholders Nominees”) in Proposal No. 6, nor do we agree with the addition of new Articles 71 and 72 to our Articles proposed in the Proposing Shareholders’ Proposals No. 3 and 4, as we do not believe such proposals are in the best interests of our Company or our shareholders. We do, however, recommend that you vote in favor of Proposal No. 2 presented by the Proposing Shareholders to, among other things, declassify our Board of Directors.

You may receive proxy solicitation materials from the Proposing Shareholders or other persons or their affiliated entities, including an opposition proxy statement and proxy card. Our Board of Directors recommends that you disregard them. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Proposing Shareholders and their proposals contained in any proxy solicitation materials filed or disseminated by the Proposing Shareholders or any other statements that they may otherwise make. Our Board of Directors does NOT recommend that shareholders vote for any of the Proposing Shareholder Nominees or in favor of Proposing Shareholders’ Proposals No. 3 and 4. See the letter to shareholders dated June [•], 2026 accompanying this proxy statement for the reasons why the Company opposes the Proposing Shareholder Nominees and Proposing Shareholders’ Proposals No. 3 and 4.

As more fully described in the proxy statement, certain shareholders may present proposals for consideration at the Meeting by submitting their proposals to the Company no later than                       , 2026. If we determine that a shareholder proposal has been duly and timely received and is appropriate, we will publish a revised agenda in the manner set forth in the proxy statement. We are currently not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting or any adjournment thereof, the persons designated as proxies intend to vote in accordance with their judgment on such matters.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” Proposals No. 1 and 2, and “AGAINST” each of Proposals No. 3-6, which are described in the attached proxy statement (the “Proxy Statement”). Director Phillip Borenstein has indicated that he disagrees with the Board's recommendations on Proposals No. 3-6.

Record Date

Shareholders of record at the close of business on                       , 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Meeting in person.

Required Vote and Voting Procedures

Pursuant to Article 39(g) of the Articles, to pass, Proposal No. 2 requires a majority of 70% of the voting power represented at the Meeting in person or by proxy and voting thereon, disregarding abstentions from the count of the voting power present and voting.

To pass, each of Proposals No. 1, 3, 4, 5 and 6 to be presented at the Meeting require the approval by the holders of a simple majority of the voting power represented at the Meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting.

Holders of American Depository Shares

A form of proxy for use at the Meeting is attached to the Proxy Statement, and a voting instruction form, together with a return envelope, will be sent to holders of American Depositary Shares representing our Ordinary Shares (“ADSs”). ADS holders should vote by the date set forth on their voting instruction form. Online and telephone voting (if applicable) will be possible at any time before                       , 2026 at 11:59 p.m. EST.

Holders of Ordinary Shares

Shareholders holding Ordinary Shares may (i) deliver a properly executed proxy in the attached form to the Company no later than 12:00 p.m., EST on                       , 2026, to the Company’s Registered Address, Attention: Mr. Itay Mandel,

the Company’s VP Legal, including a certificate of ownership that complies with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at a General Meeting), 5760 – 2000, as amended, as proof of ownership of the shares on the Record Date; or (ii) vote their shares in person at the Meeting by presenting a certificate of ownership that complies with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at a General Meeting), 5760 – 2000, as amended, as proof of ownership of their shares on the Record Date.

Subject to applicable law and the rules of the Nasdaq Stock Market, in the absence of such directions, and except as otherwise mentioned in this Proxy Statement, the Ordinary Shares represented thereby will be voted “FOR” Proposals No. 1 and 2, and “AGAINST” Proposals No. 3-6 as described in this Proxy Statement.

In addition, shareholders of record (other than the Bank of New York Mellon) can surrender their shares with the Bank of New York Mellon in order to convert such shares to ADSs and vote as a holder of ADSs with the Bank of New York Mellon, provided such shareholders of record complete such conversion and registration of said shares to ADSs with the Bank of New York Mellon prior to the Record Date.

Joint Holders

Joint holders of our Ordinary Shares should note that, pursuant to Article 32(c) of the Articles of Association, the right to vote at the Meeting will be conferred exclusively upon the senior owner among the joint owners attending the Meeting and, for this purpose, seniority will be determined by the order in which the names appear in our register of shareholders.

Revocation of proxies

Shareholders and/or holders of ADSs may revoke a proxy in one of the following ways: (i) by written notice of revocation delivered to the Company’s Registered Address (in the case of holders of Ordinary Shares) or with the Bank of New York Mellon (in the case of holders of ADSs), at any time before the time of the Meeting; (ii) by written notice of revocation of the proxy or voting instruction form (“VIF”) delivered at the Meeting to the chair of the Meeting; (iii) by signing and returning a proxy card to the Company (in case of holders of Ordinary Shares) or VIF with the Bank of New York Mellon (in the case of holders of ADSs) with a later date and time, provided that the later proxy or VIF is received by the Company or Bank of New York Mellon (as the case may be), no later than 11:59 p.m. EST on                       , 2026; or (iv) by attending and voting in person at the Meeting. Attendance at the Meeting will not by itself constitute revocation of a proxy.

You may also request a copy of the materials relating to our Meeting, including this Proxy Statement and form of proxy for the Meeting, by contacting Mr. Itay Mandel, the Company’s VP Legal, e-mail address: itay.mandel@nano-di.com.

If you have any questions regarding how to vote your shares, please call Innisfree M&A Incorporated, our proxy solicitor at (877) 750-9498 (in the United States and Canada) or +1 (412) 232-3561 (all other countries).

THE PROXY STATEMENT AND WHITE PROXY CARD ARE AVAILABLE AT [•].

By Order of the Board of Directors,

Robert Pons

Chairman of the Board

                      , 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON                       , 2026

We have elected to utilize the “full set delivery” option and are delivering paper copies to all shareholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Statement for the Meeting is available on our investor relations website at https://investors.nano-di.com/investor-relations/default.aspx.

We encourage you to review all of the important information contained in the proxy materials before voting. This Proxy Statement contains information about the Meeting. Proxy materials will be first sent to shareholders on or about                       , 2026.

IMPORTANT ADDITIONAL INFORMATION

THE BOARD OF DIRECTORS DOES NOT BELIEVE THE PROPOSING SHAREHOLDERS’ PROPOSALS (OTHER THAN PROPOSAL 2) ARE IN THE BEST INTERESTS OF OUR COMPANY AND ITS SHAREHOLDERS AND STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE PROPOSING SHAREHOLDERS OR ANY PERSON OTHER THAN THE COMPANY EVEN AS A PROTEST VOTE AGAINST THE PROPOSING SHAREHOLDERS OR ANY OF THE PROPOSING SHAREHOLDER NOMINEES OR THEIR PROPOSALS. IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE PROPOSING SHAREHOLDERS, YOU MAY REVOKE IT AND VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS TO VOTE “FOR” PROPOSALS NO. 1 AND 2, and “AGAINST” PROPOSALS NO. 3, 4, 5, AND 6 ON THE WHITE PROXY CARD. Any proxy card you sign and return from the Proposing Shareholders for any reason could invalidate previous WHITE proxy cards sent by you to support our Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Meeting as described in this Proxy Statement.

IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY “FOR” PROPOSALS NO. 1 AND 2, AND “AGAINST” PROPOSALS NO. 3, 4, 5, AND 6.

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY THE PROPOSING SHAREHOLDERS.

 Remember, you can vote your shares over the Internet.

Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

Shareholders may call (877) 750-9498 (toll-free from the U.S. and Canada) or

+1 (412) 232-3651 (from other countries)

Banks and Brokers may call collect +1 (212) 750-5833

TABLE OF CONTENTS

Page

Details on Proxy Materials and Voting	1
Background of the Solicitation	6
Outstanding Voting Securities and Quorum	5
Proposal 1 – To approve on a non-binding advisory basis a resolution regarding the continuation of the Company’s strategic alternatives review process	8
Proposal 2 – To approve the Proposing Shareholders’ proposal to amend Article 39 of the Articles	9
Proposal 3 – To approve the Proposing Shareholders’ proposal to add a new Article 71 to the Articles	11
Proposal 4 – To approve the Proposing Shareholders’ proposal to add a new Article 72 to the Articles	12
Proposal 5 – To approve the Proposing Shareholders’ proposal to dismiss three (3) of the Company’s directors from office	14
Proposal 6 – Subject to the approval of Proposal No. 5, to approve the Proposing Shareholders’ proposal to elect three (3) new directors in three (3) of the resulting vacancies	15
Beneficial Ownership of Securities by Certain Beneficial Owners and Management	17
Householding of Proxy Materials	19
Director Nominations and Shareholders Proposals for the 2026 Annual Meeting	19
Other Matters	19
Forward-Looking Statements	20
Websites	20
Appendix A - Information Concerning Participants in the Company’s Solicitation of Proxies	A-1

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED JUNE 5, 2026

NANO DIMENSION LTD.
60 Tower Road
Waltham, MA 02451

PROXY STATEMENT

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON                       , 2026

On May 21, 2026, Murchinson Ltd., Nomis Bay Ltd., BPY Limited, Boothbay Diversified Alpha Master Fund, LP, Boothbay Absolute Return Strategies, LP and Oramed Pharmaceuticals Inc. (collectively, the “Proposing Shareholders”) demanded (the “Demand”) that the Company’s board of directors (the “Board of Directors” or the “Board”) call an extraordinary general meeting of the shareholders of the Company in accordance with Section 63(b)(2) of the Israeli Companies Law, 5759-1999 (the “Companies Law”), Regulation 7A of the Companies Regulations (Relief for Companies whose Shares are listed on a Stock Exchange Outside of Israel), 2000 (the “Regulations”), and Article 25 of the Company’s Amended and Restated Articles of Association (the “Articles”).

This Proxy Statement is furnished to the holders of our Ordinary Shares in connection with the Demand, for use at the Meeting, pursuant to the accompanying Notice of Extraordinary General Meeting of Shareholders. The Meeting will be held at                              on                       , 2026, at 5:00 p.m., Israel time (10:00 a.m. EST), or at any adjournment or postponement thereof.

We encourage you to review all of the important information contained in the proxy materials before voting. This Proxy Statement contains information about the Meeting. Proxy materials will be first sent to shareholders on or about                       , 2026.

The enclosed proxy is being solicited by the Board of Directors for use at the Meeting to be held on                       , 2026, at 5:00 p.m., Israel time (10:00 a.m. EST), or at any adjournment or postponement thereof.

The agenda of the Meeting will be as follows:

Proposal Presented by the Company’s Board of Directors:

(1)	To approve on a non-binding advisory basis a resolution regarding the continuation of the Company’s strategic alternatives review process (“Proposal No. 1”);

Our Board of Directors recommends that you vote FOR Proposal No. 1.

Proposals Presented by the Proposing Shareholders:

(2)	To approve the Proposing Shareholders’ proposal to amend Article 39 of the Articles (“Proposal No. 2”);

Our Board of Directors recommends that you vote FOR Proposal No. 2.

(3)	To approve the Proposing Shareholders’ proposal to add a new Article 71 to the Articles (“Proposal No. 3”);

Our Board of Directors recommends that you vote AGAINST Proposal No. 3.

(4)	To approve the Proposing Shareholders’ proposal to add a new Article 72 to the Articles (“Proposal No. 4”);
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Our Board of Directors recommends that you vote AGAINST Proposal No. 4.

(5)	To approve the Proposing Shareholders’ proposal to remove three (3) of the Company’s directors from the Company’s Board (“Proposal No. 5”);

Our Board of Directors recommends that you vote AGAINST Proposal No. 5.

(6)	Subject to the approval of Proposal No. 5, to approve the Proposing Shareholders’ proposal to elect three (3) new directors to fill three (3) of the resulting vacancies (“Proposal No. 6”).

Our Board of Directors recommends that you vote AGAINST Proposal No. 6.

Record Date

Only shareholders of record as of the close of business on                       , 2026 will be entitled to vote at the Meeting and any adjournments or postponements thereof. Proxies will be mailed to shareholders on or about                       , 2026.

Required Vote

Pursuant to Article 39(g) of the Articles, to pass, Proposal No. 2 requires a majority of 70% of the voting power represented at the Meeting in person or by proxy and voting thereon, disregarding abstentions from the count of the voting power present and voting.

To pass, each of Proposals No. 1, 3, 4, 5 and 6 to be presented at the Meeting requires the approval by the holders of a simple majority of the voting power represented at the Meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting.

How You Can Vote

Holders of American Depository Shares

A form of proxy for use at the Meeting is attached to the Proxy Statement, and a voting instruction form, together with a return envelope, will be sent to holders of American Depositary Shares representing our Ordinary Shares (“ADSs”). ADS holders should vote by the date set forth on their voting instruction form. Online and telephone voting will be possible at any time before                       , 2026 at 11:59 p.m. EST.

Holders of Ordinary Shares

Shareholders holding Ordinary Shares may (i) deliver a properly executed proxy in the attached form to the Company no later than 12:00 p.m., EST on                       , 2026, to the Company’s Registered Address, Attention: Mr. Itay Mandel, the Company’s VP Legal, including a certificate of ownership that complies with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at a General Meeting), 5760 – 2000, as amended, as proof of ownership of the shares on the Record Date; (ii) vote their shares in person at the Meeting by presenting a certificate of ownership that complies with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at a General Meeting), 5760 – 2000, as amended, as proof of ownership of their shares on the Record Date, or (iii) send such certificate of ownership along with a duly executed proxy and include a copy of their identity card, passport or certification of incorporation, as the case may be, to the Company’s Registered Address, Attention: Mr. Itay Mandel, the Company’s VP Legal, not less than 48 hours prior to the Meeting.

Subject to applicable law and the rules of the Nasdaq Stock Market, in the absence of such directions, and except as otherwise mentioned in this Proxy Statement, the Ordinary Shares represented thereby will be voted “FOR” Proposals No. 1 and 2, and “AGAINST” Proposals No. 3-6 as described in this Proxy Statement.

In addition, shareholders of record (other than the Bank of New York Mellon) can surrender their shares with the Bank of New York Mellon in order to convert such shares to ADSs and vote as a holder of ADSs with the Bank of New

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York Mellon, provided such shareholders of record complete such conversion and registration of said shares to ADSs with the Bank of New York Mellon prior to the Record Date.

Revocation of proxies

Shareholders and/or holders of ADSs may revoke a proxy in one of the following ways: (i) by written notice of revocation delivered to the Company’s Registered Address (in the case of holders of Ordinary Shares) or with the Bank of New York Mellon (in the case of holders of ADSs), at any time before the time of the Meeting; (ii) by written notice of revocation of the proxy or voting instruction form (“VIF”) delivered at the Meeting to the chair of the Meeting; (iii) by signing and returning a proxy card to the Company (in case of holders of Ordinary Shares) or VIF with the Bank of New York Mellon (in the case of holders of ADSs) with a later date and time, provided that the later proxy or VIF is received by the Company or Bank of New York Mellon (as the case may be), no later than 11:59 p.m. EST on                       , 2026; or (iv) by attending and voting in person at the Meeting. Attendance at the Meeting will not by itself constitute revocation of a proxy.

You may also request a copy of the materials relating to our Meeting, including this Proxy Statement and form of proxy for the Meeting, by contacting Mr. Itay Mandel, the Company’s VP Legal, e-mail address: itay.mandel@nano-di.com.

Beneficial Owners

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Each of proposals 1, 2, 3, 4, 5, and 6 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions.

Expenses for Soliciting Proxies and Proxy Solicitor

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the WHITE proxy card and any additional soliciting materials furnished to shareholders by or on behalf of the Company, will be borne by the Company. Copies of soliciting materials will be furnished to banks, brokerage firms, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable out-of-pocket expenses in forwarding these materials to the beneficial owners.

In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Appendix A to this Proxy Statement sets forth information relating to our directors who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission (the “SEC”) by reason of their position or because they may be soliciting proxies on our behalf. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, e-mail, personal solicitation or other means, by directors, officers or employees of the Company, without additional compensation. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

We have engaged the proxy solicitation firm of Innisfree M&A Incorporated (“Innisfree”) to solicit proxies from shareholders in connection with the Meeting. Innisfree expects that approximately [●] of its employees will assist in the solicitation of proxies. Under our agreement with Innisfree, we anticipate that Innisfree will receive a fee of $[●] plus certain out-of-pocket expenses, which are not expected to exceed $[●] in total. The Company also agreed to

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indemnify Innisfree against certain liabilities relating to, or arising out of, its retention. Innisfree will solicit proxies by mail, telephone, facsimile and email.

We estimate that our additional out-of-pocket expenses beyond those normally associated with soliciting proxies for an extraordinary general meeting as a result of the contested nature of the Meeting will be approximately $[●] in the aggregate, of which approximately $[●] has been incurred as of the date of this Proxy Statement. Such additional solicitation costs are expected to include the fees incurred to retain Innisfree as our proxy solicitor, as discussed above, fees of outside legal and public relations and other advisors to advise the Company in connection with the Meeting, and other costs incidental to the solicitation, including increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage firms and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent Inspector of Election.

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OUTSTANDING VOTING SECURITIES AND QUORUM

As of                       , 2026, we had                       outstanding Ordinary Shares, each of which is entitled to one vote upon each of the matters to be presented at the Meeting. Two or more shareholders present, personally or by proxy, holding not less than one-quarter (1/4) of the Company’s issued Ordinary Shares, shall constitute a quorum for the Meeting. If within half an hour from the time the Meeting is convened a quorum is not present, the adjourned meeting shall be held on the same day,                       , 2026, at          p.m. Israel time. If a quorum is not present at the adjourned meeting within half an hour from the time appointed for such meeting, one or more Shareholders, present in person or by proxy, holding the number of shares required for making a request under Section 63(b) of the Companies Law (i.e. at least 10% of the issued share capital of the Company), shall constitute a quorum and shall be entitled to deliberate and to resolve in respect of the matter for which the Meeting was convened. Abstentions and broker non-votes are counted as Ordinary Shares present for the purpose of determining a quorum.

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BACKGROUND OF THE SOLICITATION

The following outlines certain material events leading up to this proxy solicitation.

On January 29, 2026, Oramed Pharmaceuticals Inc. (“Oramed”) and its Chief Executive Officer Nadav Kidron filed a Schedule 13D with the SEC indicating that they had, and intended in the future to, engage in discussions with the Company’s management, members of the Company’s board of directors, and/or other shareholders of the Company concerning, among other things, the Company’s performance, the market price of the Ordinary Shares relative to the value of the Company’s assets, potential financing options for the Company, the Company’s business strategy, potential transactions and other issues. Based on publicly available information, Murchinson Ltd. (“Murchinson”) is a large shareholder of Oramed.

On February 2, 2026, the Company entered into a Rights Agreement (the “Rights Agreement”) with The Bank of New York Mellon, as rights agent. The Rights Agreement, if triggered, would significantly dilute the ownership of any Acquiring Person (as defined in the Rights Agreement). An “Acquiring Person” is generally defined as any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 9.99% or more of the Ordinary Shares of the Company then outstanding.

On February 8, 2026, the Board of Directors received a letter from Murchinson regarding the adoption of the Rights Agreement in which Murchinson expressed that it was considering calling an extraordinary general meeting. Murchinson did not amend its Schedule 13D to report the sending of this letter.

On February 17, 2026, Murchinson filed suit in Israel regarding its right to join with other shareholders to call an extraordinary general meeting without triggering the Rights Agreement, requesting the court to issue a temporary injunction prohibiting the activation of the Rights Agreement in the event Murchinson joins with other shareholders to demand that the Company convene an extraordinary general meeting in accordance with the requirements of Section 63 of the Companies Law (the “Lawsuit”).

On February 19, 2026, Oramed amended its Schedule 13D to, among other things, report that it had increased its amount of beneficial ownership in the Company and to remove from its Schedule 13D Oramed’s CEO Nadav Kidron as a reporting person from the Schedule 13D with no explanation as to why he was removed as a reporting person and despite the fact that Oramed continues to report that it shares the voting and dispositive power over its holding in our shares but does not disclose who such powers are shared with.

On April 7, 2026, representatives of the Company sent a cooperation agreement to representatives of Murchinson that if executed, would, among other things, add Murchinson’s Founder and CIO Marc Bistricer to the Company’s Board.

On April 26, 2026, the Israeli court issued a temporary injunction in the Lawsuit, subject to the deposit of NIS 250,000 by Murchinson with the court as guarantee for any future damages caused to the Company.. The Company filed a request for permission to appeal the decision with the Supreme Court of Israel and the matter is pending.

On May 21, 2026, the Proposing Shareholders filed an amended Schedule 13D and submitted the Demand. This was Murchinson’s first Schedule 13D amendment since November 13, 2024 despite the fact that it was considering calling an extraordinary general meeting since at least February 8, 2026, sued to enforce such right on February 17, 2026, and was granted a temporary injunction regarding such right on April 26, 2026. The Demand indicates that Oramed was the shareholder who provided its consent to Murchinson giving Murchinson the requisite ownership to call an extraordinary general meeting. Murchinson does not reference Oramed in its May 21, 2026 amendment to its Schedule 13D nor did Oramed submit any amendment to its Schedule 13D in connection with the Demand submitted in its name or any related events.

On May 26, 2026, the Company issued a letter to shareholders in the form of a press release commenting on the Schedule 13D Amendment filed on May 21, 2026 by Murchinson.

Also on May 26, 2026, Murchinson issued a press release inviting shareholders to join a June 3, 2026 investor call to discuss various matters relating to the Company. Murchinson did not file the press release with the SEC and did not include any securities law legends regarding the federal proxy rules in the press release.

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On May 27, 2026, representatives of the Company and Murchinson held settlement discussions that would avoid this proxy contest.

On May 28, 2026, Murchinson made a settlement offer to the Company and on June 2, 2026, the Company responded with a counterproposal. Later on June 2, 2026, Murchinson made a counterproposal to the Company’s June 2, 2026 proposal.

On June 3, 2026, Murchinson held a call with Nano shareholders in which certain Nano shareholders were prohibited from attending. Murchinson did not file the transcript of the call with the SEC.

On June 5, 2026, the Company issued a letter to shareholders.

Also on June 5, 2026, the Company filed this preliminary proxy statement with the SEC.

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PROPOSAL 1 — Non-binding advisory vote on the continuation of the Company’s strategic alternatives review process

At the Meeting, the Board of Directors is asking you to vote on a non-binding advisory resolution regarding the continuation of the Company’s strategic alternatives review process.

As previously disclosed, the Company engaged Guggenheim Securities, LLC (“Guggenheim”) and Houlihan Lokey (“Houlihan”) to support the Board in conducting a thorough and disciplined evaluation of a comprehensive range of strategic alternatives with the objective of maximizing shareholder value, including a review of its product lines, core technologies, market dynamics and competitive positioning. Guggenheim is supporting the Company in evaluating and executing opportunities to monetize its product lines, while Houlihan is supporting the Company in evaluating a focused set of alternatives with respect to the Company’s financial resources and public company platform. These alternatives may include, but are not limited to, a strategic merger, a reverse merger, or other strategic transactions intended to maximize shareholder value in 2026 and beyond. As part of this ongoing process, the Company has identified multiple potential counterparties and is actively engaged in discussions under a range of potential transaction structures. During the process, approximately 20 companies responded, 14 companies submitted indications of interest, of which several were interviewed, six face-to-face company meetings were conducted, and a smaller group of four companies were included in the short list of preferred companies in the process.

On April 6, 2026, the Company announced the sale of its additively manufactured electronics (AME) and Fabrica product lines to Inspira Technologies OXY B.H.N. Ltd for total consideration of up to $12.5 million, representing an initial step in the monetization of product lines. On May 27, 2026, the Company announced that it has entered into a definitive agreement to sell MarkForged, Inc., a provider of end-to-end Fused Filament Fabrication solutions, in an all-cash transaction valued at $42.5 million to Stratasys Ltd.

The Board of Directors seeks your input on whether the Company should continue to pursue the evaluation of strategic alternatives with this non-binding advisory vote. Although the vote is non-binding, the Board of Directors values the opinions of our shareholders and will take the vote into consideration when contemplating and determining whether to continue evaluating strategic alternatives.

Required Approval

The affirmative vote of shareholders present at the Meeting, in person or by proxy, and holding Ordinary Shares amounting in the aggregate to at least a majority of the votes actually cast by shareholders with respect to such proposal (a “Simple Majority”) is required for the approval of the non-binding advisory vote on Proposal No. 1. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, that the Company continue conducting its strategic alternatives review process.”

The Board of Directors recommends a vote “FOR” Proposal No. 1.

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PROPOSAL 2 — APPROVAL OF THE PROPOSING SHAREHOLDERS’
PROPOSAL TO AMEND ARTICLE 39 OF THE ARTICLES

At the Meeting, the Proposing Shareholders will seek shareholder approval of an amendment to Article 39 of our Articles to eliminate the Company’s classified board as proposed by the Proposing Shareholders. The proposed amended version of Article 39 is included below.

Required Approval

The affirmative vote of a majority of 70% of the voting power represented at the Meeting in person or by proxy and voting thereon, disregarding abstentions from the count of the voting power present and voting is required for the approval of the amendment to Article 39 of our Articles. Broker non-votes, if any, will have no effect on this proposal.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, that Article 39 of the Company’s Articles of Association is hereby amended and restated to read as follows:

“(a) Except for the External Directors, if any (who shall be elected and serve in office in strict accordance with the provisions of the Companies Law, if so required by the Companies Law), Directors shall be elected at a General Meeting and shall hold office until the next Annual General Meeting held following their election and until their successors have been duly elected and qualified or until such earlier time as such Director’s office is vacated.

(b) Prior to every General Meeting of the Company at which Directors are to be elected, the Board of Directors (or a Committee thereof) may select, by a resolution adopted by a majority of the Board of Directors (or such Committee), a number of Persons to be proposed to the Shareholders for election as Directors at such General Meeting (the “Nominees”).

(c) Any Proposing Shareholder requesting to include on the agenda of a General Meeting a nomination of a Person to be proposed to the Shareholders for election or appointment as Director (such person, an “Alternate Nominee”), may so request provided that it complies with this Article 39(c) and Article 25 and applicable law. In addition to any information required to be included in accordance with applicable law, such a Proposal Request shall include information required pursuant to Article 25, and shall also set forth: (i) the name, address, telephone number, fax number and email address of the Alternate Nominee and all citizenships and residencies of the Alternate Nominee; (ii) a description of all arrangements, relations or understandings between the Proposing Shareholder(s) or any of its affiliates and each Alternate Nominee; (iii) a declaration signed by the Alternate Nominee that he consents to be named in the Company’s notices and proxy materials relating to the Annual General Meeting, if provided or published, and, if elected, to serve on the Board of Directors and to be named in the Company’s disclosures and filings; and (iv) a declaration signed by each Alternate Nominee as required under the Companies Law for the appointment of such an Alternate Nominee. The Company shall be entitled to publish any information provided by a Proposing Shareholder pursuant to this Article 39(c) and Article 25, and the Proposing Shareholder shall be responsible for the accuracy and completeness thereof.

(d) The Nominees or Alternate Nominees shall be elected or appointed by a resolution adopted at the General Meeting at which they are subject to election or appointment.

(e) Notwithstanding anything to the contrary in these Articles, the election, qualification, removal or dismissal of External Directors (if any) shall be only in accordance with the applicable provisions set forth in the Companies Law.

(f) Directors whose terms of office have expired or terminated may be re-elected. The aforesaid will not apply to External Directors (if any), whose reappointment shall be in accordance with the provisions of the Companies Law and the regulations promulgated thereunder.

(g) For the sake of clarity, with respect to the Annual General Meeting to be held in 2026 (the “2026 AGM”), the following shall apply: (i) any Directors elected by the Shareholders at the 2026 AGM, whether as Class

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I directors or otherwise, shall hold office until the next Annual General Meeting (the “2027 AGM”) and until their successors have been duly elected and qualified or until such earlier time as such Director’s office is vacated, and (ii) any other Directors (including Directors appointed by shareholders at the Extraordinary General Meeting demanded by Murchinson and other shareholders in May 2026) shall, unless removed prior to the 2026 AGM or at the 2026 AGM, hold office until the 2027 AGM and until their successors have been duly elected and qualified or until such earlier time as such Director’s office is vacated.”

The Board of Directors recommends a vote “FOR” Proposal No. 2.

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PROPOSAL 3 — APPROVAL OF the Proposing Shareholders’ proposal to add a new Article 71 to the Articles

At the Meeting, the Proposing Shareholders will seek shareholder approval of an amendment to our Articles to add a new Article 71 to the Articles to require the approval of shareholders to adopt a shareholder rights plan. The words proposed to be added to the Articles are included below.

Required Approval

The affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of the amendment to our Articles. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, that the Company’s Articles of Association are hereby amended to add a new Article 71 to read as follows:

71.	Rights Plans

(a)	The Company may not adopt a shareholder rights plan unless such plan has been approved by the Board of Directors as well as, within no later than 90 days following such Board approval, by a Shareholders’ resolution.

(b)	For the sake of clarity, with respect to any Rights Plan adopted prior to the adoption of this Article 71, such Rights Plan shall expire upon the adoption of this Article 71, unless the aforesaid shareholder approval has been obtained prior to (or at the same General Meeting at which) adoption of this Article 71.”

The Board of Directors recommends a vote “AGAINST” Proposal No. 3

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PROPOSAL 4 — APPROVAL OF the Proposing Shareholders’ proposal to add a new Article 72 to the Articles

At the Meeting, the Proposing Shareholders will seek shareholder approval of an amendment to our Articles to add a new Article 72 to the Articles to require the approval of shareholders to approve certain transactions. The words proposed to be added to the Articles are included below.

Required Approval

The affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of the amendment to our Articles. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, that the Company’s Articles of Association are hereby amended to add a new Article 72 to read as follows:

72.	Major Transactions

(a)	The Company may not consummate a Major Transaction unless such Major Transaction is approved and authorized by a Shareholders’ resolution.

(b)	For purposes hereof, the term “Major Transaction” means either an M&A Transaction or an Equity Financing.

(c)	For purposes hereof, the term “M&A Transaction” means any transaction(s) involving (i) either (A) the acquisition or purchase by the Company or its Subsidiaries, directly or indirectly, of the equity or securities of any entity or business, whether by way of purchase, merger, business combination, tender offer, asset purchase or otherwise, or (B) the disposition or sale by the Company or its Subsidiaries, directly or indirectly, of the assets of the Company or its Subsidiaries, whether by way of sale, merger, business combination, tender offer, asset sale or otherwise (excluding for the sake of clarity, sales of products and services in the ordinary course of business) and (ii) where the fair market value of the consideration (including contingent consideration) payable therefor (whether in cash, securities or other assets) exceeds US$50 million individually, or, in the aggregate with all other transactions described in clause (i) that are effected in the 12 months preceding thereto, US$100 million.

(d)	For purposes hereof, the term “Equity Financing” means a transaction that entails the issuance by the Company or any of its Subsidiaries of Ordinary Shares or Ordinary Share Equivalents (or a combination of units thereof), other than Excluded Securities. “Ordinary Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant, American depositary shares or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares or other Ordinary Share Equivalents. “Excluded Securities” means any Ordinary Shares issued or issuable: (i) as RSUs or stock options to employees, officers or consultants of the Company or its Subsidiaries in the ordinary course of business pursuant to any stock or option plan duly adopted for such purpose, approved by a vote of at least two thirds (2/3) the non-employee members of the Board of Directors; (ii) upon conversion or exercise of any stock options or convertible securities which are outstanding on the date (in May 2026) on which Murchinson and other shareholders send a demand to the Company to convene an Extraordinary General Meeting (the “Demand Date”) or in accordance with any agreements in effect on such day, provided that the terms thereof are not materially amended, modified or changed on or after such date; and (iii) to vendors for services in the
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ordinary course of business, approved by a vote of at least two thirds (2/3) the disinterested members of the Board of Directors.

(e)	This Article 72 shall expire on the later of (i) December 31, 2026 and (ii) 30 days following the 2026 annual meeting of shareholders (the “Expiration Date”); it being clarified that if a definitive agreement with respect to a Major Transaction is entered into on or following the Demand Date and prior to such Expiration Date, such Major Transaction shall require approval by a Shareholders’ resolution even if consummation thereof shall occur after the Expiration Date.”

The Board of Directors recommends a vote “AGAINST” Proposal No. 4.

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PROPOSAL 5 — APPROVAL OF THE Proposing Shareholders’ proposal to REMOVE three (3) of the Company’s directors from the company’s board

At the Meeting, the Proposing Shareholders will seek shareholder approval to remove three (3) of the Company’s directors from the Company’s Board, namely: Messrs. Robert Pons, Joshua Rosensweig and David Stehlin, effective upon the conclusion of the Meeting.

Required Approval

The affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of Proposal No. 5. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Proposed Resolution

It is proposed that the following resolutions be adopted at the Meeting:

“5a. RESOLVED THAT: Mr. Robert Pons be, and he hereby is, removed from the Board, effective immediately;

5b. RESOLVED THAT: Mr. Joshua Rosensweig be, and he hereby is, removed from the Board, effective immediately;

5c. RESOLVED THAT: Mr. David Stehlin be, and he hereby is, removed from the Board, effective immediately; and

5d. RESOLVED THAT: any and all new directors appointed by the Board on or following the date on which Murchinson and other shareholders send a demand to the Company to convene an Extraordinary General Meeting and until the conclusion of the Extraordinary General Meeting to be held at the demand of such shareholders be, and they hereby are, removed from the Board, effective immediately.”

The Board of Directors recommends a vote “AGAINST” Proposal No. 5.

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PROPOSAL 6 — APPROVAL OF THE PROPOSING SHAREHOLDERS’
PROPOSAL TO ELECT NEW DIRECTORS

At the Meeting, and subject to the approval of Proposal No. 5, you will be asked to elect three (3) new directors namely: Messrs. Moshe Rozenbaum, Eliezer Eli Tarlow and Paul Fruchthandler (the “New Director Nominees”) in the place of the resulting vacancies, if any. The nominees, if elected (and if Proposal No. 5 is approved), together with Messrs. Andrew Sriubas and Phillip Borenstein, will constitute our entire Board of Directors.

Biographical information concerning the New Director Nominees for election at the Meeting as provided by the Proposing Shareholders:

Mr. Pinchos (Paul) Fruchthandler

Mr. Pinchos (Paul) Fruchthandler, 50, is a business person with more than twenty-five years of experience in the U.S. real estate investment and development space, primarily through his management roles with affiliates of FBE Limited LLC, a private investment firm owned in its entirety by members of the Fruchthandler family. In such roles, Mr. Fruchthandler led the investment and development of various real estate projects, including office, industrial, residential, retail, and hospitality, as well as in other, non-real estate investments of the firm, including in private equity and venture capital.

Mr. Moshe Rozenbaum

Mr. Moshe Rozenbaum, 44, has many years of experience as a strategic business leader with deep expertise in financial markets, capital raising, and corporate development. From May 2023 to August 2025, he served as the VP – Corporate Development of the Company. As of March 2026, he has served as an external director and Chairman of the Audit Committee of Lifeward Ltd. (Nasdaq: LFWD). Prior to that, from January 2019 to June 2022 he served as the Head of Business Development for Yedid Capital Management Inc., and from 2011 to 2019 he served as the Chief Financial Officer and Chief Operating Officer of Fluent Trade Technologies Ltd. and previously served as a Senior Accountant at Ernst & Young. Mr. Rozenbaum holds a B.A. in accounting from Touro University and is a Certified Public Accountant.

Mr. Eliezer Eli Tarlow

Mr. Eliezer Eli Tarlow, 51, currently serves as Director of Healthcare & Education Industry Strategists, at CDW Corporation (Nasdaq: CDW), a leading multi-brand provider of information technology solutions to business, government, education, and healthcare customers, which acquired Sirius Computer Solutions in December 2021, where he has served since January 2020. Prior thereto, Mr. Tarlow served in various other senior IT roles, including as Vice President & Chief Information Officer at Brookdale University Hospital Medical Center from 2017 to 2020, and in various IT managerial roles at NYC Health + Hospitals between 2011 and 2017. He also serves as a board advisory member for various bodies, including, since 2016, as a member of the Information Systems & Analytics Masters Program Advisory Board for Iona University. Mr. Tarlow earned a B.Sc. degree in Management Information Systems from Touro College.

Required Approval

The affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of Proposal No. 6. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

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“6a. RESOLVED THAT: Subject to approval of the removal of at least one of the Company’s directors pursuant to Proposal No. 5 or any other vacancy in the Board of Directors, Mr. Moshe Rozenbaum be, and he hereby is, appointed to the Board, effective immediately, for a term ending in accordance with the Articles (as amended);

6b. RESOLVED THAT: Subject to approval of the removal of at least two of the Company’s directors pursuant to Proposal No. 5 or any other vacancy in the Board of Directors, Mr. Eliezer Eli Tarlow be, and he hereby is, appointed to the Board, effective immediately, for a term ending in accordance with the Articles (as amended);

6c. RESOLVED THAT: Subject to approval of the removal of at least three of the Company’s directors pursuant to Proposal No. 5 or any other three vacancies in the Board of Directors, Mr. Paul Fruchthandler be, and he hereby is, appointed to the Board, effective immediately, for a term ending in accordance with the Articles (as amended); and it is hereby clarified and approved that in the case that more than one director is removed (or more than one vacancy) (a “Vacant Director”), (i) Mr. Rozenbaum shall serve until the longest remaining period of office among the Vacant Directors, and (ii) thereafter, Mr. Tarlow shall serve until the next longest remaining period of office among the Vacant Directors, and (iii) thereafter, Mr. Fruchthandler shall serve until the next longest remaining period of office among the Vacant Directors.”

The Board of Directors recommends a vote “AGAINST” Proposal No. 6.

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BENEFICIAL OWNERSHIP OF SECURITIES BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Ordinary Shares as of May 27, 2026 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own greater-than 5.0% of our Ordinary Shares.

The column entitled “Ordinary Shares Beneficially Owned” is based on a total of shares of our Ordinary Shares outstanding as of May 27, 2026 (the “Determination Date”).

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Ordinary Shares. Ordinary Shares subject to options or restricted stock units that are currently exercisable or exercisable within 60 days of May 27, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the Ordinary Shares beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners is c/o Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451.

Principal Shareholders	Ordinary Shares Beneficially Owned (1)	Percentage of Total Ordinary Shares (2)
5% Shareholders:
Murchinson Ltd. (3)	15,550,000	7.4%
Oramed Pharmaceuticals Inc. (4)	10,942,087	5.2%
Executive Officers and Directors:
David Stehlin, Chief Executive Officer and Director (5)	633,826	*
John Brenton, Chief Financial Officer (6)	73,109	*
Jonathan Bond, General Manager FFF (7)	72,724	*
Olivier Carnal, General Manager Essemtec (8)	56,211	*
Nir Sade, General Manager AME (9)	160,417	*
Robert Pons, Chairman of the Board (10)	251,999	*
Phillip Borenstein, Director (11)	32,501	-
Dr. Joshua Rosensweig, Director (12)	257,299	*
Andrew Sriubas, Director (13)	113,338	*
All executive officers and directors as a group (9 persons)(13)	1,651,424	0.8%

*	Represents less than 1%.

(1)	In computing the number of Ordinary Shares beneficially owned and the percentage ownership of that person, we deemed to be outstanding all shares of Ordinary Shares subject to awards under the equity plans that the holder has the right to acquire within 60 days after the Determination Date through the exercise of options and restricted stock units.
(2)	Percentages are based on the 210,354,507 Ordinary Shares issued and outstanding as of the Determination Date. In computing the percentage ownership of each shareholder, we deemed to be outstanding all Ordinary
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Shares then subject to awards under equity plans that the holder has the right to acquire within 60 days after the Determination Date through the exercise of options and restricted stock units, but we did not deem these Ordinary Shares outstanding for the purpose of computing the percentage ownership of any other shareholder.
(3)	Information herein is based on the Schedule 13D/A filed with the SEC on May 21, 2026 jointly by Nomis Bay Ltd., BPY Limited, EOM Management Ltd., Murchinson, James Keyes, Jason Jagessar, Chaja Carlebach, and Marc J. Bistricer. The principal mailing address for Murchinson is 45 Adelaide Street West, Fourth Floor, Toronto, A6, A6 M5H 4E5.
(4)	Information herein is based on the Schedule 13D/A filed with the SEC on February 19, 2026 by Oramed Pharmaceuticals Inc. The principal mailing address for Oramed is 1185 Avenue of the Americas, Third Floor, New York, NY, 10036.
(5)	Consists of 518,085 Ordinary Shares held by Mr. Stehlin, and 115,741 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.
(6)	Consists of 73,109 Ordinary Shares held by Mr. Brenton.
(7)	Consists of 67,413 Ordinary Shares held by Mr. Bond, and 5,311 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.
(8)	Consists of 18,711 Ordinary Shares held by Mr. Carnel, and 37,500 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.
(9)	Consists of 152,083 Ordinary Shares held by Mr. Sade, and 8,334 exercisable options.
(10)	Consists of 251,999 Ordinary Shares held by Mr. Pons
(11)	Consists of 32,501 Ordinary Shares held by Mr. Borenstein.
(12)	Consists of 257,299 Ordinary Shares held by Mr. Rosensweig.
(13)	Consists of 100,000 Ordinary Shares held by Mr. Sriubas, and 13,338 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.
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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement or other meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders of the Company will be “householding” the Company’s proxy materials. A single proxy statement and proxy card will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or the Company. Direct your written request to our Corporate Secretary at our principal executive offices at 60 Tower Road, Waltham, Massachusetts 02451. Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

DIRECTOR NOMINATIONS AND SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL GENERAL MEETING

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, must provide written notice that sets forth the information required by Rule 14a-19. The notice required by Rule 14a-19 must be received by the Corporate Secretary of the Company not less than 60 days before the first anniversary of the previous annual general meeting, or by October 5, 2026, unless the date of our 2026 annual general meeting of shareholders is changed by more than 30 days from the date of the previous annual general meeting, in which case different deadlines apply as set forth in Rule 14a-19.

Shareholders who intend to present proposals at the 2026 annual general meeting of shareholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than 120 calendar days in advance of the date the Company released its proxy statement to shareholders in connection with the previous annual general meeting, or by June 23, 2026. However, if the date of our 2026 annual general meeting of shareholders is changed by more than 30 days from the date of the previous annual general meeting, then the deadline for submitting a shareholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2026 annual general meeting of shareholders.

Other Matters

The Board knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment.

In accordance with the Companies Law, and regulations promulgated thereunder, including the Regulations, one or more shareholders of the Company holding at least 1% of the outstanding voting rights of the Company for the meeting may submit to the Company a proposed additional agenda item for the Meeting, provided that the item is appropriate for discussion at the general meeting. However, for matters relating to the appointment or removal of a director, one or more shareholders must hold at least 5% of the voting rights to make such a request. Submissions should be sent to Mr. Itay Mandel, the Company’s VP Legal, or Mr. John Brenton, the Company’s Chief Financial Officer, e-mail address: itay.mandel@nano-di.com or john.brenton@markforged.com, respectively, no later than [•], 2026. If we determine that a shareholder proposal has been duly and timely received and is appropriate, we will publish a revised agenda in the manner set forth in the proxy statement.

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Forward-Looking Statements

Certain information included in this Proxy Statement may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements are often characterized by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “estimate,” “continue,” “believe,” “should,” “intend,” “project” or other similar words, but are not the only way these statements are identified. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. We have based these forward-looking statements on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate.

Websites

The information contained on the websites referenced in this Proxy Statement are not incorporated by reference into this Proxy Statement. Further, references to website URLs are intended to be inactive textual references only.

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APPENDIX A

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES

The following table lists the name and business address of our directors who, under SEC rules, are considered to be participants in our solicitation of proxies from our shareholders in connection with the Meeting (collectively, the “Participants”).

DIRECTORS

The following table identifies our directors and sets forth their principal occupation and business experience during the last five years and their ages.

Name	Positions and Offices Held with Nano Dimension	Director Since	Age

Robert Pons	Director and Chairman of the Board of Directors	2024	69

David Stehlin	Director, President and Chief Executive Officer	2025	69

Phillip Borenstein	Director	2025	42

Dr. Joshua Rosensweig	Director	2024	73

Andrew Sriubas	Director	2025	57

Robert Pons has served on our board of directors since December 2024 and as Chairman of our board of directors since April 2025. Mr. Pons has served as President and Chief Executive Officer of Spartan Advisors, Inc., a management consulting firm specializing in public company governance, since January 2017. Mr. Pons has served in several senior management roles in technology companies. Mr. Pons has also served on the boards of more than a dozen publicly traded companies, utilizing his more than 40 years of hands-on operating experience as a CEO and senior executive in high-growth companies and companies needing turnaround strategies. Mr. Pons currently serves on the Board of Directors of Marpai, Inc. (OTCQX: MRAI), a leading national third-party administrator, since December 2023. Mr. Pons previously served on the Board of Directors of Seachange International Inc. (formerly NASDAQ: SEAC) (“Seachange”), and on the Boards of Directors of CCUR Holdings, Inc. (OTCPK: CCUR) (formerly Concurrent Computer Corp), Alaska Communications Inc. (formerly NASDAQ: ALSK), Inseego Corp. (NASDAQ: INSG), INNOVATE (NYSE: VATE) , and MRV Communications, Inc. (formerly NASDAQ: MRVC). Mr. Pons also previously served on the Boards of Directors of Arbinet Corporation, Proxim Wireless Corporation, Network-1 Technologies, Inc., and DragonWave-X. Mr. Pons holds a B.A. degree from Rowan University with Honors. We believe Mr. Pons’ public company experience qualifies him to serve as a director of the Company.

David Stehlin has served on our board of directors since February 2025 and as our Chief Executive Officer since September 2025. Mr. Stehlin is an accomplished executive with extensive leadership experience in the technology sector where he has led strategic turnarounds, drove business growth, and ushered in technological advancements, based on which we believe Mr. Stehlin is qualified to serve as a director of the Company. Mr. Stehlin has served as the CEO of the Telecommunications Industry Association since September 2019. Prior to that, Mr. Stehlin held leadership roles at various publicly traded and private high growth companies including, Spirent Communications (August 2016 - May 2019), MRV Communications (April 2011 - December 2014), Overture Networks/ Ceterus Networks (December 2003 - December 2010), Valo (May 2002 - December 2003), Foxcom/OnePath (December 1998 - August 2001) and Antec/Keptel (September 1990 - December 1998). Mr. Stehlin served as an officer in the US Marine Corps from May 1979 - August 1984. Stehlin holds a B.S. from the United States Naval Academy and an M.B.A. from National University.

Phillip Borenstein has served on our board of directors since December 2025. Mr. Borenstein has served as a director, portfolio manager and partner at Hamilton Equity Partners LLC, a private equity firm, since March 2014. Mr. Borenstein founded and has served as a partner of Hamilton EQ Management LLC, a commercial real estate company, where he oversees M&A activity and manages its portfolio of commercial real estate and healthcare facilities with a value of over $500 million, since 2016. In addition, Mr. Borenstein raised the seed money and is an active partner and supporter of the Triumph Leadership Innovation group, an organization working to empower and develop young managers and entrepreneurs in Israel, since 2016. Mr. Borenstein earned a M.S. degree in accounting from Fairleigh

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Dickinson University, including research and studies relating to forensic reviews of public company financial reports, and a Bachelor of Talmudic Law from Yeshiva Shaar HaTorah. We believe Mr. Borenstein’s experience qualifies him to serve as a director of the Company.

Dr. Joshua Rosensweig has served on our board of directors since December 2024. Dr. Rosensweig has over four decades of experience as a legal professional, with significant experience in corporate governance and enhancing shareholder value as an executive and director at Israel-based public companies, based on which we believe Dr. Rosensweig is qualified to serve as a director of the Company. Dr. Rosensweig is the founder and senior partner of Rosensweig & Co., a boutique law firm based in Tel Aviv. Between 2012 and 2013, Dr. Rosensweig was head of the tax department at Agmon & Co., and from 1999 until 2005, he served as a senior partner at Gornitzky & Co., where he led the international transactions and taxation practices. Since 2017, Dr. Rosensweig has been serving as a member of the board of directors of Israel Corporation. Previously, Dr. Rosensweig served on the board of directors of Bezeq Israel Telecommunication Corp., from 2010 until 2018. Additionally, Rosensweig served on the board of Alrov Properties and Lodgings Ltd. from 2010 until 2018 and has held leadership positions as Chairman of the board of directors of First International Bank of Israel from 2003 until 2006 and of Poalim IBI in 2013. Dr. Rosensweig holds a LLB from Bar-Ilan University in Israel and an LLM and Ph.D. from New York University.

Andrew Sriubas has served as a director of the Company since June 2025. He served as OUTFRONT Media’s Executive Vice President, Chief Commercial Officer from July 2017 until January 2025. Prior to that, he served as the Company’s Executive Vice President, Strategic Planning & Development from July 2014 to July 2017. Prior to that, Mr. Sriubas served as Chief of Strategy & Corporate Development at Sonifi Solutions, Inc. from 2013 to 2014, where he was responsible for corporate partnerships, product development, content acquisitions and digital deployment systems. Before joining Sonifi, from 1989 to 2013, Mr. Sriubas held senior roles at Citicorp Securities, Inc., Donaldson, Lufkin & Jenrette/Credit Suisse First Boston, UBS Investment Bank, JP Morgan Chase and Moorgate Partners, advising and raising capital for technology, media and telecommunications companies. Mr. Sriubas currently serves on the boards of directors of Argus Capital Corp. and the Media Rating Council, and on the advisory board of Palisades Ventures, L.L.C. His professional certificates include Stanford Law School, Board of Directors College; MIT xPro in Quantum Mechanics; and MIT Sloan School of Management in Blockchain Technology. We believe Mr. Sriubas’ experience qualifies him to serve as a director of the Company.

INFORMATION REGARDING OWNERSHIP OF COMPANY SECURITIES BY PARTICIPANTS

The number of shares of our common stock beneficially held as of the most recent practicable date by the Participants appears elsewhere in this proxy statement under the section titled “Beneficial Ownership of Securities by Certain Beneficial Owners and Management.” Except as described in this Appendix A or otherwise in this Proxy Statement, none of the Participants owns any debt or equity security issued by the Company of record that he or she does not also own beneficially.

TRANSACTIONS IN THE COMPANY’S SECURITIES BY PARTICIPANTS – LAST TWO YEARS

The following table sets forth information regarding purchases and sales of our securities by each Participant during the past two years. Unless otherwise indicated, all transactions were (i) in the public market, or (ii) pursuant to our equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description
Robert Pons	1/1/2025	51,898	Restricted stock unit award
	9/22/2025	34,700	Open market purchase
	1/1/2026	200,000	Restricted stock unit award
	1/1/2026	60,000	Restricted stock unit award

David Stehlin	2/6/2025	48,415	Restricted stock unit award
	9/8/2025	694,444	Restricted stock unit award
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	9/23/2025	36,000	Open market purchase
	1/1/2026	200,000	Restricted stock unit award
	2/24/2026	(136,208)	Sell to cover taxes transaction
	3/23/2026	(22,699)	Sell to cover taxes transaction
	4/27/2026	(18,276)	Sell to cover taxes transaction
	5/11/2026	(19,832)	Sell to cover taxes transaction

Phillip Borenstein	12/26/2024	2,000	Open market sale
	11/21/2025	29,500	Open market purchase
	1/1/2026	60,000	Restricted stock unit award

Dr. Joshua Rosensweig	8/20/2023	30,000	Restricted stock unit award
	1/1/2025	51,898	Restricted stock unit award
	1/1/2026	60,000	Restricted stock unit award
	1/1/2026	200,000	Restricted stock unit award
	1/1/2026	25,000	Restricted stock unit award

Andrew Sriubas	6/11/2025	40,015	Restricted stock unit award
	1/1/2026	60,000	Restricted stock unit award
	1/1/2026	100,000	Restricted stock unit award

MISCELLANEOUS INFORMATION REGARDING PARTICIPANTS

Except described in this Proxy Statement, including this Appendix A, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this proxy statement, including this Appendix A, no associates of a Participant beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this proxy statement, including this Appendix A, neither the Company nor any of the Participants has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. In addition, except as disclosed in this Proxy Statement, including this Appendix A, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. During the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Other than as set forth in this proxy statement, including this Appendix A, none of the Participants nor any of their respective associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $120,000.

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PRELIMINARY PROXY CARD
SUBJECT TO COMPLETION DATED JUNE 5, 2026

NANO DIMENSION LTD.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Robert Pons, Chairman of the Board of Directors and Mr. John Brenton, Chief Financial Officer, and each of them, as agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the Ordinary Shares of Nano Dimension Ltd. (the “Company”) which the undersigned is entitled to vote at the Extraordinary General Meeting of Shareholders (the “Meeting”) to be held at                                         , on                  , 2026, at 5:00 p.m., Israel time (10:00 a.m. EST), and at any adjournments or postponements thereof, upon the following matters, which are more fully described in the Notice of Extraordinary General Meeting of Shareholders and Proxy Statement relating to the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, subject to applicable law and the rules of the Nasdaq Stock Market, the Ordinary Shares represented thereby will be voted “FOR” proposals No. 1 and 2, and “AGAINST” Proposals No. 3-6 as described in this Proxy Statement. Any and all proxies heretofore given by the undersigned are hereby revoked.

(Continued and to be signed on the reverse side)

NANO DIMENSTION LTD.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Date of Meeting:                  , 2026

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve on a non-binding advisory basis a resolution regarding the continuation of the Company’s strategic alternatives review process.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2. To approve the Proposing Shareholders’ proposal to amend Article 39 of the Articles.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. To approve the Proposing Shareholders’ proposal to add a new Article 71 to the Articles.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. To approve the Proposing Shareholders’ proposal to add a new Article 72 to the Articles.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5. To approve the Proposing Shareholders’ proposal to dismiss the following three (3) of the Company’s directors from office and to dismiss any new directors appointed after May 21, 2026:

5a. Robert Pons

☐	FOR	☐	AGAINST	☐	ABSTAIN

5b. Joshua Rosensweig

☐	FOR	☐	AGAINST	☐	ABSTAIN

5c. David Stehlin

☐	FOR	☐	AGAINST	☐	ABSTAIN

5d. Any and all new directors appointed by the Board of Directors of the Company on or following May 21, 2026

☐	FOR	☐	AGAINST	☐	ABSTAIN

6. Subject to the approval of Proposal No. 5, to approve the Proposing Shareholders’ proposal to elect the following three (3) new directors in three (3) of the resulting vacancies:

6a. Moshe Rozenbaum

☐	FOR	☐	AGAINST	☐	ABSTAIN

6b. Eliezer Eli Tarlow

☐	FOR	☐	AGAINST	☐	ABSTAIN

6c. Paul Fruchthandler

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

NAME	SIGNATURE	DATE __, 2026

NAME	SIGNATURE	DATE __, 2026

Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.